Dreyfus Strategic Municipals, Inc.

ANNUAL REPORT

September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Dividend Reinvestment and Cash Purchase Plan

                            27   Important Tax Information

                            28   Proxy Results

                            33   Officers & Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                             Dreyfus Strategic Municipals, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipals, Inc., covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

Despite some fluctuations due to changing economic conditions, municipal bond prices rose modestly over the past 12 months. Most of those gains were achieved after January 2000, with a rally in the municipal bond market. More recently, most sectors of the municipal bond market also benefited from slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the " Fed" ) interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com

Thank you for investing in Dreyfus Strategic Municipals, Inc.

Sincerely,


Stephen E. Canter
resident and Chief Investment Officer
The Dreyfus Corporation
October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform during the period?

The fund produced a 6.76% total return over the 12-month reporting period ended September 30, 2000.(1) In addition, the fund provided income dividends of $0.5520 per share, which is equal to a distribution rate of 6.44% over the same period.(2)

We believe that the fund's yield performance provided a competitive level of current income. We have also generally been pleased with the fund's ability to take advantage of municipal bond market rallies during the second half of the reporting period. Our second-half performance more than offset the fund's lackluster total returns during the first half of the reporting period, when the municipal bond market generally declined.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a diversified portfolio of long-term municipal bonds.

To this end, we currently have constructed a portfolio by seeking income opportunities through analysis of each bond's structure, including paying close attention to each bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers and we generally attempt to replace those bonds with comparable securities. When we believe an opportunity exists, we also seek to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity, a strategy designed to help protect the fund's income stream.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began on October 1, 1999, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once in late 1999 and three times during the first half of 2000 for a total increase of 1.25 percentage points during the reporting period.
Higher interest rates and inflation fears eroded the prices of some municipal bonds, especially deep discount bonds.

However, the market and the fund recovered strongly during the second half of the reporting period when signs of an economic slowdown emerged, suggesting that the Fed' s restrictive monetary policies could be near an end. In addition, the fund' s performance was partly driven by the ongoing strength of the U.S. economy, which helped keep municipal bond yields relatively low, and prices high, compared to taxable bonds. Many states and municipalities enjoyed healthy tax revenues and budget surpluses, which curtailed their need to borrow and resulted in a reduced supply of securities. At the same time, demand for municipal bonds has been strong from individuals seeking to protect their newly
created    wealth.

As the market rally began, we put to work the proceeds of our January 2000 issuance of auction preferred shares. Along with the proceeds from sales of some of our lower yielding holdings, we primarily invested this new money in income-oriented bonds from the industrial development, housing and pollution control sectors. We generally avoided bonds from the health care industry, which is currently under pressure from regulatory reform. We have also attempted to increase the fund' s level of diversification, which is part of our risk
management    strategy.


What is the fund's current strategy?

With the leveraging of the portfolio through the issuance of auction preferred shares behind us, we currently are contemplating few near-term changes to the portfolio. Leveraging the portfolio enabled the fund to purchase additional securities that we believe could help support the fund's income stream. In addition, we expect our newer purchases to help us more effectively manage the portfolio's credit quality, as well as the risk that some of our higher yielding bonds may be redeemed early by their issuers.

Accordingly, we have generally maintained our average effective duration -- a measure of sensitivity to changing interest rates -- in the neutral range. In addition, we have continued to search the marketplace for bonds to replace bonds that may soon mature or be called by their issuers.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 2000 (Unaudited)


Market Price per share September 30, 2000       $ 89_16

Shares Outstanding September 30, 2000        58,549,216

New York Stock Exchange Ticker Symbol               LEO


MARKET PRICE (NEW YORK STOCK EXCHANGE)

                                                            Fiscal Year Ended September 30, 2000
                     ---------------------------------------------------------------------------------------------------------------
                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 1999            MARCH 31, 2000            JUNE 30, 2000            SEPTEMBER 30, 2000
                    ----------------------------------------------------------------------------------------------------------------

   High                         $ 89_16                  $ 83_16                  $ 81_4                      $ 83_4

   Low                             73_8                    67_16                   79_16                        77_8

   Close                           71_2                        8                       8                       89_16



PERCENTAGE GAIN (LOSS) based on change in Market Price*

   September 23, 1987 (commencement of operations)
     through September 30, 2000                                  122.80%

   October 1, 1990 through September 30, 2000                     74.32

   October 1, 1995 through September 30, 2000                     23.73

   October 1, 1999 through September 30, 2000                     14.76

   January 1, 2000 through September 30, 2000                     20.04

   April 1, 2000 through September 30, 2000                       10.63

   July 1, 2000 through September 30, 2000                         8.76

NET ASSET VALUE PER SHARE

  September 23, 1987(commencement of operations)                 $ 9.32

  September 30, 1999                                               9.41

  December 31, 1999                                                8.99

  March 31, 2000                                                   9.21

  June 30, 2000                                                    9.11

  September 30, 2000                                               9.37

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

   September 23, 1987(commencement of operations)
     through September 30, 2000                                  161.59%

   October 1, 1990 through September 30, 2000                     94.85

   October 1, 1995 through September 30, 2000                     30.85

   October 1, 1999 through September 30, 2000                      6.76

   January 1, 2000 through September 30, 2000                      9.59

   April 1, 2000 through September 30, 2000                        5.16

   July 1, 2000 through September 30, 2000                         4.51

*  WITH DIVIDENDS REINVESTED.



STATEMENT OF INVESTMENTS

September 30, 2000

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--98.7%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.6%

Alabama Industrial Development Authority,

  SWDR (Pine City Fiber Co.)

   6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)                                         5,000,000                4,870,550

Houston County Health Care Authority

   6.25%, 10/1/2030 (Insured; AMBAC)                                                          8,000,000                8,291,840

ALASKA--.9%

Alaska Housing Finance Corp.

   6%, 6/1/2049 (Insured; MBIA)                                                               7,250,000                7,263,485

ARIZONA--4.0%

Apache County Industrial Development Authority, PCR

  (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                         5,000,000                4,407,200

      5.875%, 3/1/2033                                                                        2,500,000                2,231,350

Maricopa Pollution Control Corp., PCR

   (Public Service Co.) 5.75%, 11/1/2022                                                      6,000,000                5,535,120

Pima County Industrial Development Authority,

   Industrial Revenue
   (Tucson Electric Power Co. Project)
   6%, 9/1/2029                                                                              15,500,000               14,175,525

Tempe Industrial Development Authority, IDR

   (California Micro Devices Corp. Project)
   10.50%, 3/1/2018                                                                           7,045,000                7,136,726

ARKANSAS--2.2%

Arkansas Development Finance Authority, SFMR

  (Mortgage Backed Securities Program):

      6.45%, 7/1/2031 (Guaranteed; GNMA, FNMA)                                               10,000,000               10,398,400

      6.25%, 1/1/2032 (Guaranteed; GNMA)                                                      5,000,000                5,126,000

Little River County, Revenue

   (Pacific Corp. Project) 5.60%, 10/1/2026                                                   3,100,000                2,842,638

CALIFORNIA--2.5%

State of California 6.18%, 12/1/2018 (Insured; FSA)                                          10,000,000  (a,b)        10,020,600

Foothill/Eastern Corridor Agency, Toll Road Revenue

   5.75%, 1/15/2040                                                                           6,000,000                5,866,860

Los Angeles Regional Airports Improvement Corp., LR

  (Los Angeles International Airport)

   6.35%, 11/1/2025                                                                           4,930,000                4,905,153

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLORADO--2.1%

Bent County, COP
  (Medium Security Correctional Facility Project)

   9.50%, 7/15/2013                                                                          12,070,000               12,463,482

Denver City and County, Airport Revenue:

   8%, 11/15/2025                                                                             3,670,000                3,778,008

   8%, 11/15/2025 (Prerefunded 11/15/2001)                                                    1,330,000  (c)           1,382,083

FLORIDA--7.0%

Escambia County, PCR
  (Champion International Corp. Project)

   6.90%, 8/1/2022                                                                            7,000,000                7,243,110

Florida Board of Education, Capital Outlay
   7.91%, 6/1/2019                                                                           20,000,000  (a,b)        21,418,600

Florida Housing Finance Corp., Housing Revenue

  (Nelson Park Apartments)

   6.40%, 3/1/2040 (Insured; FSA)                                                            12,380,000               12,848,212

Highlands County Health Facilities Authority, HR
   (Adventist Health Systems) 5.25%, 11/15/2028                                               8,000,000                6,337,120

Orange County Health Facilities Authority, HR
   (Regional Healthcare Systems) 6%, 10/1/2026                                                2,000,000                1,977,940

Palm Beach County, Solid Waste IDR:

  (Okeelanta Power Limited Partnership Project)

      6.70%, 2/15/2015                                                                        3,000,000  (d)           1,713,000

   (Osceola Power Limited Partnership Project)

    6.95%, 1/1/2022                                                                           9,150,000  (d)           5,224,650

South Lake County Hospital District, Health,
   Hospital and Nursing Home Revenue
   (South Lake Hospital Inc.)

   5.80%, 10/1/2034                                                                           2,000,000                1,870,300

GEORGIA--2.2%

Georgia Housing Finance Authority, SFMR
   6.45%, 12/1/2030                                                                           7,500,000                7,781,850

Private Colleges and Universities Facilities
   Authority, Revenue

   (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     9,630,000  (c)          10,802,838

HAWAII--1.2%

Hawaii Department of Transportation,
  Special Facility Revenue:

      (Caterair International Corp. Project)
         10.125%, 12/1/2010                                                                   4,100,000                4,155,596

      (Continental Airlines, Inc.) 5.625%, 11/15/2027                                         6,820,000                5,623,022


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS--5.9%

Chicago:

   6.125%, 1/1/2028 (Insured; FGIC)                                                          15,815,000               16,477,490

   (Wastewater Transmission Revenue)

      6%, 1/1/2030 (Insured; MBIA)                                                            3,000,000                3,088,830

Chicago-O'Hare International Airport,
   Special Facility Revenue:

      (Delta Airlines Project) 6.45%, 5/1/2018                                                3,855,000                3,822,734

      (United Airlines, Inc. Project) 8.95%, 5/1/2018                                         8,675,000                8,952,947

Illinois Development Finance Authority, Revenue
   (Community Rehabilitation Providers
   Facilities Acquisition Program)
   6%, 7/1/2015                                                                               3,500,000                3,229,065

Illinois Health Facilities Authority, Revenue:

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  8,730,000                8,462,076

   (Swedish American Hospital) 6.875%, 11/15/2030                                             5,000,000                5,070,900

INDIANA--3.3%

Franklin Township Independent School Building Corp.,

   First Mortgage 6.125%, 1/15/2022                                                           6,500,000                6,828,315

Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029                                       3,885,000                3,868,761

Indianapolis Airport Authority:

   (United Airlines Project) 6.50%, 11/15/2031                                                5,625,000                5,414,231

   6.72%, 11/15/2031                                                                         12,000,000  (a,b)        11,100,720

KANSAS--1.2%

Witchita, HR (Christian Health System Inc.)

   6.25%, 11/15/2024                                                                         10,000,000               10,098,900

KENTUCKY--2.7%

Kenton County Airport Board, Airport Revenue

  (Special Facilities-Delta Airlines Project):

      7.50%, 2/1/2020                                                                        10,000,000               10,360,700

      6.125%, 2/1/2022                                                                       13,000,000               12,498,070

LOUISIANA--1.2%

Parish of Saint James, SWDR
  (Freeport-McMoRan Partnership Project)

   7.70%, 10/1/2022                                                                          10,000,000               10,370,600

MARYLAND--.3%

Baltimore County, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015                                            2,500,000                2,532,325

MASSACHUSETTS--1.0%

Massachusetts Industrial Finance Agency, Revenue

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 6,000,000                5,292,720

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities Authority,

  Revenue (Beth Israel Hospital Issue)

   7.457%, 7/1/2025 (Insured; AMBAC)                                                          3,000,000  (a)           3,015,000

MICHIGAN--2.9%

Michigan Hospital Finance Authority, HR

   (Ascension Health Credit) 6.125%, 11/15/2026                                               5,000,000                5,029,550

   (Genesys Health System Obligated Group)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (c)           5,856,000

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            7,000,000                7,213,640

Wayne Charter County, Special Airport Facilities Revenue

   (Northwest Airlines, Inc.) 6.75%, 12/1/2015                                                5,670,000                5,655,995

MISSISSIPPI--3.2%

Claiborne County, PCR (Middle South Energy, Inc.)

   (System Energy Resources, Inc.) 6.20%, 2/1/2026                                            5,545,000                5,339,059

Mississippi Business Finance Corp., PCR (System Energy

   Resource Inc. Project) 5.875%, 4/1/2022                                                   22,790,000               21,209,513

MONTANA--1.2%

Montana Board of Housing, Single Family Mortgage

   6.45%, 6/1/2029                                                                           10,000,000               10,298,600

NEVADA--4.1%

Clark County, IDR:

   (Southwest Gas Corp.) 7.50%, 9/1/2032                                                      4,000,000                4,153,400

   (Nevada Power Company Project):

      5.50%, 10/1/2030                                                                        5,000,000                4,217,150

      5.60%, 10/1/2030                                                                        8,550,000                7,292,038

      5.90%, 10/1/2030                                                                        6,000,000                5,347,500

Washoe County (Reno-Sparks Convention Center)

   6.40%, 7/1/2029 (Insured; FSA)                                                            12,000,000               12,790,920

NEW HAMPSHIRE--3.1%

New Hampshire Industrial Development Authority, PCR

  (Public Service Co. Project):

      7.65%, Series A, 5/1/2021                                                              15,645,000               16,012,501

      7.65%, Series C, 5/1/2021                                                               3,500,000                3,582,215

New Hampshire Business Finance Authority, PCR

   (Public Service Co. Project) 6%, 5/1/2021                                                  7,000,000                6,582,660

NEW JERSEY--3.0%

New Jersey Economic Development Authority, Special Facility

  Revenue (Continental Airlines Inc. Project):

      6.40%, 9/15/2023                                                                        3,000,000                2,848,110

      6.25%, 9/15/2029                                                                        5,000,000                4,612,400



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Facilities Financing Authority, Revenue

   (Christian Health Care Center) 8.75%, 7/1/2018                                            14,955,000               17,699,841

NEW MEXICO--.5%

Farmington, PCR (Tucson Electric Power Co., San Juan)

   6.95%, 10/1/2020                                                                           4,000,000                4,034,560

NEW YORK--5.2%

Long Island Power Authority, New York
  Electric System Revenue

   6.746%, 12/1/2016                                                                         10,000,000  (a,b)         9,316,100

New York City 5.50%, 11/15/2037                                                              15,545,000               14,647,121

New York State Energy Research and Development Authority,
   Electric Facilities Revenue (Long Island Lighting Co.):

      7.15%, 2/1/2022                                                                         3,000,000                3,178,440

      6.90%, 8/1/2022                                                                         3,275,000                3,485,058

TSASC, Inc., Tobacco Flexible Amortization Bonds:

   6.25%, 7/15/2027                                                                           8,500,000                8,564,005

   6.375%, 7/15/2039                                                                          4,500,000                4,528,755

NORTH CAROLINA--.5%

Charlotte, Special Facilities Revenue (Charlotte/Douglas

   International Airport) 5.60%, 7/1/2027
   (Guaranteed; U.S. Air)                                                                     6,000,000                4,456,320

NORTH DAKOTA--1.7%

North Dakota Housing Finance Agency,

  Home Mortgage Revenue
  (Housing Finance Program):

      6.50%, 1/1/2031                                                                        10,000,000               10,346,900

      6.15%, 7/1/2031                                                                         3,425,000                3,456,099

OHIO--2.1%

Ohio Air Quality Development Authority, PCR

   6.10%, 8/1/2020                                                                            3,000,000                2,844,600

Ohio Housing Finance Agency,
   Residential Mortgage Revenue:

      6.25%, 9/1/2020 (Collateralized; GNMA)                                                  5,000,000                5,161,750

      6.35%, 9/1/2031 (Collateralized; GNMA)                                                  5,000,000                5,159,300

Ohio Water Development Authority, Pollution Control

  Facilities Revenue (Cleveland Electric Co.)

   6.10%, 8/1/2020                                                                            4,350,000                4,115,448

OKLAHOMA--1.5%

Oklahoma Industries Authority

   (Health System Obligated Group) 5.75%, 8/15/2029                                          12,230,000               12,101,585

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--4.8%

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric Project) 7.625%, 5/1/2025                                              7,000,000                7,444,080

Butler County Industrial Development Authority, First Mortgage

  Revenue (Saint John Lutheran Care Center):

      10%, Series A1, 10/1/2017                                                               8,265,000                9,091,087

      10%, Series A2, 10/1/2017                                                                 940,000                1,041,370

Lehigh County General Purpose Authority, Revenue
   (Wiley House) 9.50%, 11/1/2016
   (Prerefunded 11/1/2001)                                                                    3,000,000  (c)           3,215,280

Montgomery County Industrial Development Authority,

  First Mortgage Revenue (Meadowood Corp. Project):

      8.25%, 12/1/2018 (Prerefunded 12/1/2000)                                                3,750,000  (c)           3,846,262

      10.25%, 12/1/2020 (Prerefunded 12/1/2000)                                               5,000,000  (c)           5,144,900

Pennsylvania Housing Finance Agency, SFMR

   7.614%, 4/1/2025                                                                           6,000,000  (a)           6,052,500

York County Hospital Authority, Revenue

   (Health Center--Lutheran Social Services)
   6.50%, 4/1/2022                                                                            4,250,000                3,922,707

SOUTH CAROLINA--1.2%

Piedmont Municipal Power Agency, Electric Revenue

   6.55%, 1/1/2016                                                                            1,690,000                1,689,848

Spartanburg County, Hospital Facilities Revenue

  (Spartanburg General Hospital System)

   8.279%, 4/13/2022 (Prerefunded 4/15/2002)                                                  7,700,000  (a,c)         8,364,125

TENNESSEE--2.9%

Memphis Center City Revenue Finance Corp.,
  Tennessee Sports

   Facility Revenue (Memphis Redbirds) 6.50%, 9/1/2028                                       10,000,000                8,975,200

Tennessee Housing Development Agency
   (Homeownership Program) 6.40%, 7/1/2031                                                   15,000,000               15,536,100

TEXAS--6.5%

Dallas-Fort Worth International Airport, Airport Facility

  Improvement Corp. Revenue (American Airlines Inc.)

   6.375%, 5/1/2035 (Guaranteed; American Airlines Inc.)                                      7,500,000                7,300,650

Harris County Health Facilities Development Corp., HR

  (Memorial Hermann Hospital System Project)

   5.25%, 6/1/2027 (Insured; FSA)                                                            10,000,000                9,157,400

Houston Airport System, Special Facilities Revenue

  Airport Improvement (Continental Airlines):

      6.125%, 7/15/2027                                                                       8,100,000                7,166,961

      5.70%, 7/15/2029                                                                        3,750,000                3,093,562



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Port Corpus Christi Authority, Nueces County General

   Revenue (Union Pacific Corp.) 5.65%, 12/1/2022                                             7,750,000                6,804,190

Sabine River Authority, PCR (TXU Electric Project)

   6.45%, 6/1/2021                                                                            9,000,000                8,997,930

Texas Department of Housing and Community Affairs

   Collateralized Home Mortgage Revenue
   9.075%, 7/2/2024                                                                           5,500,000  (a)           6,118,750

Tomball Hospital Authority, Health, Hospital and

   Nursing Home Revenue (Tomball Regional Hospital)
   6%, 7/1/2025                                                                               3,500,000                3,042,760

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional Health Care

   System Project) 6.75%, 11/1/2025                                                           3,000,000                2,413,050

UTAH--.6%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           4,980,000                4,742,255

   Zero Coupon, 8/15/2024                                                                     1,545,000                  252,020

VERMONT--.8%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            6,270,000                6,451,266

VIRGINIA--1.9%

Fairfax County Water Authority, Revenue
   6.962%, 4/1/2029                                                                           5,000,000  (a,b)         5,081,750

Greater Richmond Convention Center Authority,
   Hotel Tax Revenue
   (Convention Center Expansion Project)

   6.25%, 6/15/2032                                                                          10,500,000               10,985,835

WASHINGTON--1.7%

Public Utility District No. 1 of Pend Orielle County, Electric

   Revenue 6.375%, 1/1/2015                                                                   3,755,000                3,886,575

Seattle, Water System Revenue

   6%, 7/1/2029 (Insured; FGIC)                                                              10,000,000               10,330,700

WEST VIRGINIA--4.1%

Braxton County, SWDR (Weyerhaeuser Co. Project) :

   5.40%, 5/1/2025                                                                           12,800,000               11,425,536

   6.125%, 4/1/2026                                                                          14,000,000               13,804,560

West Virginia Housing Development Fund, Housing Finance

   6.50%, 5/1/2028                                                                            5,935,000                6,183,736

West Virginia Water Development Authority, Water

   Development Revenue 6.375%, 7/1/2039                                                       2,250,000                2,360,565

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN--3.7%

Wisconsin Health and Educational Facilities Authority, Health,

  Hospital and Nursing Home Revenue

   (Aurora Health Care Inc.) 5.60%, 2/15/2029                                                 7,000,000                5,854,100

Wisconsin Housing and Economic Development Authority,

  Homeownership Revenue:

      8.038%, 7/1/2025                                                                       10,000,000  (a,b)        10,298,900

      6.45%, 9/1/2030                                                                        14,100,000               14,548,662

WYOMING--.5%

Sweetwater County, SWDR (FMC Corp. Project):

   7%, 6/1/2024                                                                               2,200,000                2,233,550

   6.90%, 9/1/2024                                                                            2,000,000                2,022,060

U. S. RELATED--1.7%

Guam Housing Corp., SFMR

   5.75%, 9/1/2031 (Collateralized; FHLMC)                                                    8,225,000                8,254,199

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue 6%, 7/1/2039                                                        6,000,000                6,218,340

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $816,295,157)                                                                                               822,666,096
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.0%
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN;

Michigan Strategic Fund, VRDN, PCR

  (Consumers Power Project) 5.50% (Insured; AMBAC)

   (cost $200,000)                                                                              200,000  (e)             200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $816,495,157)                                                                            98.7%              822,866,096

CASH AND RECEIVABLES (NET)                                                                         1.3%               11,072,562

NET ASSETS                                                                                       100.0%              833,938,658


Summary of Abbreviations

AMBAC            American Municipal Bond
                    Assurance Corporation
COP              Certificate of Participation
FGIC             Financial Guaranty Insurance Company
FHLMC            Federal Home Loan Mortgage
                    Corporation
FNMA             Federal National Mortgage Association
FSA              Financial Security Assurance
GNMA             Government National
                    Mortgage Association
HR               Hospital Revenue
IDR              Industrial Development Revenue
LR               Lease Revenue
MBIA             Municipal Bond Investors
                    Assurance Insurance Corporation
PCR              Pollution Control Revenue
SFMR             Single Family Mortgage Revenue
SWDR             Solid Waste Disposal Revenue
VRDN             Variable Rate Demand Note

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              23.1

AA                               Aa                              AA                                               14.8
A                                A                               A                                                12.4
BBB                              Baa                             BBB                                              25.6
BB                               Ba                              BB                                                7.6
B                                B                               B                                                  .3
Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                    16.2

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2000, THESE SECURITIES AMOUNTED TO $67,236,670 OR 8.1% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENT IN DEFAULT.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           816,495,157    822,866,096

Cash                                                                     37,212

Interest receivable                                                  16,980,173

Prepaid expenses                                                         25,130

                                                                    839,908,611
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           550,578

Payable for investment securities purchased                           5,006,396

Dividends payable to preferred shareholders                             227,222

Commissions payable                                                      34,093

Accrued expenses and other liabilities                                  151,664

                                                                      5,969,953
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      833,938,658
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series M, T, W, TH and F par value

  $.001 per share (11,400 shares issued and outstanding at

   $25,000 per share liquidation preference)--Note 1                285,000,000

Common Stock par value, $.001 per share
   (58,549,216 shares issued and outstanding)                            58,549

Paid-in capital                                                     551,890,239

Accumulated undistributed investment income--net                        799,617

Accumulated net realized gain (loss) on investments                 (10,180,686)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             6,370,939

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        548,938,658
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      833,938,658
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Capital Stock authorized)     58,549,216

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                              9.38

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended September 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     48,579,694

EXPENSES:

Management fee--Note 3(a)                                            5,430,187

Commission fees--Note 1                                                534,069

Professional fees                                                      199,219

Shareholder servicing costs                                            185,343

Custodian fees--Note 3(b)                                              118,073

Directors' fees and expenses--Note 3(c)                                 61,617

Shareholders' reports                                                   51,457

Registration fees                                                       47,100

Miscellaneous                                                           24,191

TOTAL EXPENSES                                                       6,651,256

INVESTMENT INCOME--NET                                              41,928,438
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (10,047,493)

Net unrealized appreciation (depreciation) on investments           10,713,730

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 666,237

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                42,594,675

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         41,928,438            32,698,526

Net realized gain (loss) on investments       (10,047,493)            4,578,741

Net unrealized appreciation (depreciation)
   on investments                              10,713,730           (51,129,931)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   42,594,675           (13,852,664)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                 (32,319,176)         (33,466,174)

Preferred Stock                               (7,790,712)                 --

Net realized gain on investments:

Common Stock                                    (895,803)                 --

TOTAL DIVIDENDS                              (41,005,691)         (33,466,174)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Proceeds from issuance of Preferred Stock     285,000,000                  --

Dividends reinvested--Note 1 (c)                     --             2,380,500

Offering costs charged to paid-in capital resulting

   from issuance of Preferred Stock            (3,405,309)                --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 281,594,691           2,380,500

TOTAL INCREASE (DECREASE) IN NET ASSETS       283,183,675         (44,938,338)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           550,754,983          595,693,321

END OF PERIOD                                 833,938,658          550,754,983

Accumulated undistributed (distributions in excess of)

   investment income--net                         799,617           (1,018,933)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN SHARES OUTSTANDING AS
   A RESULT OF DIVIDENDS REINVESTED                --                  235,695

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's common shares.

                                                                                      Year Ended September 30,
                                                               ---------------------------------------------------------------------
                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.41          10.22          10.02           9.88          9.96

Investment Operations:

Investment income--net                                            .71            .56            .59            .66           .68

Net realized and unrealized

   gain (loss) on investments                                     .02           (.80)           .25            .16          (.09)

Total from Investment Operations                                  .73           (.24)           .84            .82           .59

Distributions:

Dividends from investment income--net:

   Common Stock                                                  (.55)          (.57)          (.64)         (.68)          (.67)

   Preferred Stock                                               (.13)             --            --            --             --

Dividends from net realized gain

   on investments                                                (.02)             --            --            --            --

Total Distributions                                              (.70)          (.57)          (.64)         (.68)          (.67)

Capital Stock transactions, net effect

   of Preferred Stock offerings                                  (.06)             --            --            --            --

Net asset value, end of period                                   9.38           9.41          10.22         10.02           9.88

Market value, end of period                                     89_16              8         105_16         105_8             10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( A)                                            14.76         (17.55)          3.35         13.77          11.23
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets

   applicable to Common Stock                                    1.25(b,c)       .84            .85          .85             .86

Ratio of net investment income

   to average net assets applicable
   to Common Stock                                               7.91(b,c)      5.63           5.78          6.64           6.92

Portfolio Turnover Rate                                         19.03          27.05          20.95         16.66          19.27

Asset Coverage of Preferred Stock,

   end of period                                                  295             --            --             --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred Stock,

   end of period ($ x 1,000)                                  548,939        550,755        595,693       577,209       560,072

Preferred Stock outstanding,

   end of period ($ x 1,000)                                  285,000             --            --             --            --

(A)  CALCULATED BASED ON MARKET VALUE.

(B)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(C)  THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
     INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .92% AND 5.79%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

On January 27, 2000, the fund issued 2,280 shares each of Series M, Series T, Series W, Series TH and Series F Auction Preferred Stock ("APS"), each with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Bankers Trust Company, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin R. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c)  Dividends  to  shareholders  of  Common  Stock  ("Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net
realized    cap
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 29, 2000, the Board of Directors declared a cash dividend of $.046 per share from investment income-net, payable on October 27, 2000 to Common Shareholders of record as of the close of business on October 13, 2000.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days. The dividend rate in effect at September 30, 2000 were as follows:
Series M - 4.20% , Series T - 4.30%, Series W - 4.30%, Series TH - 4.25% and Series F - 4.15%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a)  Pursuant  to  a  management  agreement  ("Agreement") with the Manager, the
management    fee    is    computed    at    the    annual    rate    of .75
of 1% of the value of the fund's average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund' s aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 11_2% of the next $20 million and 1% of the excess over $30 million of the average value of the fund's net assets. During the period ended September 30, 2000, there was no expense reimbursement pursuant to the agreement.

(b) The fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2000, $118,073 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $416,225,251 and $133,957,416, respectively.

At September 30, 2000, accumulated net unrealized appreciation on investments was $6,370,939, consisting of $27,831,037 gross unrealized appreciation and $21,460,098 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 6, 2000



DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Under the fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a holder of Common Stock who has fund shares registered in his name will have all distributions reinvested automatically by The Bank of New York, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary
cash    payment
                                                                        The Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited) (CONTINUED)

by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2000:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

  -- the fund hereby designates $.0153 per share as a long-term capital gain distribution of the $.0613 per share paid on December 28, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

PROXY RESULTS (Unaudited)

During the fiscal year ended September 30, 2000, holders of common stock and holders of Auction Preferred Stock ("APS") voted together as a single class
(except as noted below) on the following proposals presented at the annual shareholders' meeting held on May 12, 2000. The description of each proposal and the number of shares voted are as follows:

                                                                                                        Shares
                                                                                   ------------------------------------------------
                                                                                          For                 Authority Withheld
                                                                                   ------------------------------------------------

To elect three Class III Directors:*

      David W. Burke                                                                48,654,695                         1,128,120

      Hans C. Mautner                                                               48,446,423                         1,316,392

      John E. Zuccotti **                                                               11,209                                 0

                                                                                            Shares
                                                   ---------------------------------------------------------------------------------
                                                                 For                       Against                      Abstained
                                                   ---------------------------------------------------------------------------------

To ratify the selection of

Ernst & Young LLP as

independent auditors for
the fund                                                   48,647,470                       280,126                      853,101

*   THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2003.
**  ELECTED SOLELY BY APS HOLDERS. COMMON STOCKHOLDERS WERE NOT ENTITLED TO
    VOTE.



NOTES

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipals, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin R. Pringle(*)
John E. Zuccotti(*)

* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs
      Douglas C. Conroy

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Paul Disdier

Secretary

      John B. Hammalian

Assistant Secretary

      Steven F. Newman

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS:

Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor
Joseph A. Irace
Richard J. Moynihan

PORTFOLIO MANAGERS (CONTINUED)

Colleen A. Meehan
W. Michael Petty
Scott Sprayer
Samuel J. Weinstock
Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit

and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

The Bank of New York (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: LEO

INITIAL SEC EFFECTIVE DATE

9/23/87

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund


                                                           For More Information

                        Dreyfus Strategic Municipals, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Boston Safe Deposit and
                        Trust Company
                        One Boston Place
                        Boston, MA 02108

                      Transfer Agent & Dividend Disbursing Agent and Registrar (Common Stock)

                        The Bank of New York
                        101 Barclay Street
                        New York, NY 10286

(c) 2000 Dreyfus Service Corporation                                   853AR009